EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ John R. Alm
John R. Alm

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ Dennis R. Beresford
Dennis R. Beresford

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ John F. Bergstrom
John F. Bergstrom

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ Abelardo E. Bru
Abelardo E. Bru

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ Robert W. Decherd
Robert W. Decherd

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ Thomas J. Falk
Thomas J. Falk

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ Mae C. Jemison
Mae C. Jemison

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ James M. Jenness
James M. Jenness

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ Ian C. Read
Ian C. Read

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ Linda Johnson Rice
Linda Johnson Rice

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ Marc J. Shapiro
Marc J. Shapiro

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Steve E. Voskuil, Thomas J. Mielke and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 401(k) and Profit Sharing Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2009.

/s/ G. Craig Sullivan
G. Craig Sullivan